12

                                SEVENTH AMENDMENT
                                       TO
                             NPC INTERNATIONAL, INC.
                               PROFIT SHARING PLAN


Except as noted otherwise, this Seventh Amendment is adopted, effective as of the first day of January, 1997, by NPC International, Inc. (the "Employer") and Boatmen's Trust Company (the "Trustee").

                              WITNESSETH, WHEREAS:
The Employer maintains a profit-sharing plan (the "Plan") intended to meet the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for the benefit of its employees; and

The  Employer  is empowered to amend the Plan pursuant to Section 11.1  thereof;
and

The Employer wishes to amend the Plan in the manner set forth below;

NOW, THEREFORE, the Employer has determined with the concurrence of the Trustee that the Plan shall be amended as follows, effective as of January 1, 1997, except as otherwise provided herein:

          1. Effective January 1, 1996, Section 1.20 of the Plan is hereby amended in its entirety to provide as follows:

               "1.20     Participating Employer

                      "Participating  Employer"  means  the  Employer  and   any
               Affiliated Company that adopts the Plan with the approval of the Board of Directors of the Employer, and any successor thereto. A separate division of the Employer or an Affiliated Company may also adopt the Plan with the approval of the Board of Directors of the Employer and be treated as a separate Participating Employer hereunder. A list of the Participating Employers in addition to the Employer is attached as Appendix I to the Plan."

          2. Effective January 1, 1996, Section 4.1 of the Plan is amended in its entirety to provide as follows:

               "4.1 Profit Sharing Contributions

               (a)  Eligibility For Contributions

               Each Participating Employer may make a profit sharing contribution for any Plan Year on behalf of each Participant who is employed on the last day of the Plan Year and completes 1,000 Hours of Service during the Plan Year; and each Participant who terminated during the Plan Year due to termination of employment on or after Normal Retirement Date, Disability or death.
               The   Participating  Employer  shall  pay  the   profit   sharing
               contribution for a Plan Year (if any) in cash to the Trustee within a reasonable time after such Plan Year.

               (b)  Amount of Contribution

                     Amounts contributed by each Participating Employer  may  be different from the amount contributed by another Participating Employer. Amounts contributed by each Participating Employer will be allocated only to Participants employed by that
               Participating Employer, based on Earnings paid by that Participating Employer. The Board of Directors for each Plan Year whether a profit sharing contribution will be made and the amount, if any. Profit sharing contributions shall be credited to the Participant's Profit Sharing Account.

               (c)  Allocation of Contributions Among Participants

                     The  amount  of  the  profit  sharing  contribution  for  a
               Participating Employer (as determined under the preceding paragraph) shall be allocated to the Profit Sharing Accounts of the Participants who are employed by the Participating Employer in the same proportion that each such Participant's Earnings plus Excess Earnings for the Plan Year bears to the total Earnings plus Excess Earnings for all such Participants of such Participating Employer for the Plan Year. The allocation under this section, as a percentage of each such Participant's Earnings plus Excess Earnings, may not exceed 5.7% (of, if greater, the percentage equal to the tax rate under Code Section 3111(a) applicable to old age insurance). "Excess Earnings" is the amount of earnings which may be considered compensation for the year under Code Section 3121(a)(1) for the purposes of social security contributions. Any remaining contributions will then be allocated in the same ratio that each such Participant's Earnings for the Plan Year bears to the total Earnings of all such Participants for the Plan Year.

               (d)  Time of Contribution

                     In  no event shall contributions for any Plan Year be  made later than the time prescribed by law (i) for the deduction of such contributions for purposes of federal income tax, as determined by the applicable provisions of the Code, or (ii) for making such contributions under a cash or deferred arrangement (within the meaning of Section 401(k) of the Code).
     3. Appendix A of the Plan is hereby amended in its entirety to provide as follows:

                                   APPENDIX A

                "Participating Employer" as defined in Section 1.20 shall also include the following Participating Employers.

                    Participating Employers

                  1.     NPC Management, Inc.
                  2.     NPC Restaurants LP
                  3.     Romacorp, Inc.
                  4.     Roma Dining LP
                  5.     Roma Franchise Corporation

IN WITNESS WHEREOF, the Plan is amended, effective as set forth above.

                                   EMPLOYER:
                                   NPC International, Inc.

ATTEST AS TO EMPLOYER              By ___________________________

______________________________     ______________________________
                                   Print Name


                                   TRUSTEE:
                                   Boatmen's Trust Company

                                   By ___________________________

                                   ______________________________
                                   Print Name
RESOLVED,  that  NPC  Management,  Inc.  hereby  adopts  and  shall   become   a
Participating Employer under the NPC International, Inc. Profit Sharing Plan, effective January 1, 1997.



                             SECRETARY'S CERTIFICATE


     I, ___________________________, hereby certify that I am Secretary of NPC Management, Inc. and that the foregoing resolution regarding the NPC International, Inc. Profit Sharing Plan was adopted by the Board of Directors of the Corporation on ___________________. 1997. I further certify that such resolution is in full force and effect.

                         ____________________________________

                         _______________________________, 1997
RESOLVED, that NPC Restaurants LP hereby adopts and shall become a Participating Employer under the NPC International, Inc. Profit Sharing Plan, effective January 1, 1997.



                             SECRETARY'S CERTIFICATE


     I, ___________________________, hereby certify that I am Secretary of NPC Restaurants LP and that the foregoing resolution regarding the NPC International, Inc. Profit Sharing Plan was adopted by the Board of Directors of the Corporation on ___________________. 1997. I further certify that such resolution is in full force and effect.

                         ____________________________________

                         _______________________________, 1997
RESOLVED,  that  Romacorp, Inc. hereby adopts and shall become  a  Participating
Employer under the NPC International, Inc. Profit Sharing Plan, effective ____________, 199___.



                             SECRETARY'S CERTIFICATE


     I, ___________________________, hereby certify that I am Secretary of Romacorp, Inc. and that the foregoing resolution regarding the NPC International, Inc. Profit Sharing Plan was adopted by the Board of Directors of the Corporation on ___________________. 1997. I further certify that such resolution is in full force and effect.

                         ____________________________________

                         _______________________________, 1997
RESOLVED,  that  Roma Dining LP hereby adopts and shall become  a  Participating
Employer under the NPC International, Inc. Profit Sharing Plan, effective January 1, 1997.



                             SECRETARY'S CERTIFICATE


     I, ___________________________, hereby certify that I am Secretary of Roma Dining LP and that the foregoing resolution regarding the NPC International, Inc. Profit Sharing Plan was adopted by the Board of Directors of the Corporation on ___________________. 1997. I further certify that such resolution is in full force and effect.

                         ____________________________________

                         _______________________________, 1997
RESOLVED, that Roma Franchise Corporation hereby adopts and shall become a Participating Employer under the NPC International, Inc. Profit Sharing Plan, effective January 1, 1997.



                             SECRETARY'S CERTIFICATE


     I, ___________________________, hereby certify that I am Secretary of Roma Franchise Corporation and that the foregoing resolution regarding the NPC International, Inc. Profit Sharing Plan was adopted by the Board of Directors of the Corporation on ___________________. 1997. I further certify that such resolution is in full force and effect.

                         ____________________________________

                         _______________________________, 1997
RESOLVED, that NPC International, Inc. hereby approves the adoption of the NPC International, Inc. Profit Sharing Plan as Participating Employers by NPC Management, Inc., NPC Restaurants LP, Romacorp, Inc., Roma Dining LP and Roma Franchise Corporation.



                             SECRETARY'S CERTIFICATE


     I, ___________________________, hereby certify that I am Secretary of NPC International, Inc. and that the foregoing resolution regarding the NPC International, Inc. Profit Sharing Plan was adopted by the Board of Directors of the Corporation on _____________________, 1997. I further certify that such resolution is in full force and effect.

                         ____________________________________

                                _______________________________,       1997